UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2020

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2020, Registrant entered into an Employment Agreement with Dino E. Robusto, Chairman of the Board and Chief Executive Officer of the Registrant. The Employment Agreement is effective as of November 21, 2020 and supersedes Mr. Robusto’s original employment agreement dated as of November 13, 2015 as of such effective date. The term of Mr. Robusto’s Employment Agreement will be a four year period beginning on the effective date and ending on December 31, 2024. The Employment Agreement provides for an annual salary of $1,250,000 and an annual incentive bonus opportunity, as determined by the Compensation Committee of Registrant’s Board of Directors, with a minimum target payout opportunity of $2.5 million and a maximum annual incentive bonus of $7.5 million, payable in cash. Mr. Robusto will also be eligible for long term incentive equity awards, in accordance with Registrant’s Amended and Restated Incentive Compensation Plan effective January 1, 2020, with a target of 4.4 times his base salary. The Employment Agreement also provides for standard executive health and welfare benefits, as well as potential termination payments upon separation from Registrant under certain circumstances.
The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated August 10, 2020, between Registrant and Dino E. Robusto.

99.1	Press Release issued by Registrant on August 10, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: August 10, 2020	By	/s/ Jose Ramon Gonzalez
(Signature)
Jose Ramon Gonzalez Executive Vice President and General Counsel